Nonconvertible Loans	12 Months Ended
Dec. 31, 2024
Nonconvertible Loans [Abstract]
NONCONVERTIBLE LOANS

NOTE 9 - NONCONVERTIBLE LOANS:

a.	During 2019, the Company entered into a loan agreement with an Israeli bank in the amount of $1,000 (the “2019 Loan”) which was repaid in full by January 2022. In addition, in the case of an IPO or certain liquidity events, the bank was entitled to receive a bonus of $200 (the “Bonus”). Following the IPO, the bonus was paid on August 15, 2024.

b.	In 2020, the Company also entered into a bank loan agreement under an Israeli government established state-guaranteed loan for the financial support of businesses following the outbreak of the COVID pandemic. The loan, in the amount of $592 (approximately NIS 2.1 million), has a term of 5 years. The loan bears annual interest of the prime rate plus 1.5% that is paid by the Company beginning from the second year of the loan. The total interest expenses related to COVID Loan amounted to $15 and $22 for the years ended 2024 and 2023, respectively. As of December 31, 2024 the balance of the loan was $105.

As of December 31, 2024 and 2023, the Company has a lien against its bank deposit in the amount of $30, in respect of the aforementioned bank loan granted under the Israeli government as support for the COVID pandemic.

c.	On January 19, 2022, the Company entered into a facility agreement with certain credit funds for a loan facility in the aggregate amount of up to $30,000 (the “Facility” and the “Facility Agreement”, respectively). Subsequent to entering into the Facility Agreement, on January 26, 2022, the Company drew down an amount of $20,000 (the “First Loan”).

The Facility Agreement was amended by a First Amendment on April 25, 2022, under which Vision acceded to the Facility Agreement as an additional borrower, and assumed 25% of the first loan ($5,000) and 25% of the unutilized amount of the Facility ($2,500), against repayment of a corresponding amount owed by it to the Company under inter-company loans. The Facility was thereafter fully utilized on April 25, 2022 by the drawdown of loans by each of the Company and Vision (aggregated into a loan in an amount of $22,500 (75%) owed by the Company, and a loan in an amount of $7,500 owed by Vision (25%)) (the “Facility Loans”).

The credit funds also received a “phantom warrant” under the terms of the Facility Agreement, for further details see Note 16(d).

If the Group prepays the Facility Loans, it will pay a prepayment compensation equal to either interest and fees that would have become payable, until lapse of 6 months following the prepayment date; or interest and fees payable that were yet to be paid, for a period between 18 to 24 months following the drawn down dates, depending on the date of prepayment.

As the Facility Loans contained embedded features not closely related to the host contract, the Company elected to apply the fair value option to them. The Company recorded financial expense amounting to $806 for the year ended December 31, 2024.

d.	On July 3, 2023 the Group entered into a waiver and amendment agreement with respect to the Facility Agreement (the “Waiver and Amendment Agreement”), pursuant to which the Group’s repayment obligations have been amended such that the repayment date for certain principal amounts occurring on June 30, 2023 in accordance with the Facility Agreement, shall be postponed and repaid on September 30, 2023 (the “Postponed Amounts”). Notwithstanding the aforementioned, the interest payments in accordance with the Facility Agreement shall be paid in accordance with the original payment schedule on the original repayment date. The Postponed Amounts shall bear an additional interest at a rate of 2% per annum. until repayment, due on September 30, 2023. Commencing July 1, 2023, the interest rate of the Facility Loans increased at a rate of 1% per annum. Under the Waiver and Amendment Agreement, the credit funds have been granted a right, upon full repayment of the Facility Loans, to demand payment of up to 50% of the “phantom warrant” (see Note 16(d)). Under the Waiver and Amendment Agreement, the Group undertook to deliver to the credit funds, no later than July 31, 2023, commitment(s) of investor(s) to invest $10.0 million in the Company no later than September 30, 2023.

Under the NPA, the Company and its subsidiaries are subject to various negative and affirmative covenants, which include, among others, the following: (i) limitations on incurrence of additional financial indebtedness and on grant of liens (subject to certain permitted incurrence of indebtedness); (ii) limitations on investments in, and formation or acquisition of, additional entities or joint ventures; (iii) limitations on the conduct of any material activities other than those related to the development, manufacture and marketing of vision and light control technologies or incidental thereto; (iv) the Company is required to maintain at all times a cash balance of at least $1.5 million; and (v) additional limitations on payments to shareholders of dividends or any indebtedness, and other imitations on change in control as specified in the NPA. In addition, the NPA contains events of default customary in such transactions, including non-payment; breach of covenants; breach of representations; bankruptcy, insolvency proceedings and creditors’ process; occurrence of a material adverse event, in each case may be subject to grace or cure periods prescribed by the NPA.

During October 5, 2023 the Group entered into a waiver and amendment agreement with respect to the Facility Agreement, under which it was agreed that the payment obligations of the Group under the Facility Agreement due on or prior to September 30, 2023 are postponed until November 2, 2023, in consideration for payment of a waiver fee in total amount of $1.5 million.

In connection with the closing of the 2024 Note Purchase Agreement, the Company repaid the amounts owed under the Facility Agreement, for further details see Note 9(e).

e.	In January 2024, the Group entered into a note purchase agreement (hereinafter “2024 NPA”), with OIC Growth Fund I, L.P. and affiliated funds (hereinafter “2024 Note Purchases”).

Under the 2024 NPA, the 2024 Note Purchasers extended financing to Vision Lite in the principal amount of $23.5 million, which was utilized and drawn down in full by way of issuance and sale of senior secured notes, or the 2024 Notes. In connection with the closing of the 2024 Note Purchase Agreement, the Company repaid the amounts owed under the Facility Agreement, other than with respect to certain amounts under the “phantom warrant” (see Note 16(d)). On April 4, 2024 the Group signed an amendment to the 2024 NPA such that additional Notes issued and purchased by the purchasers totaling to $2.5 million. On April 5, 2024, the Group received an additional amount of $1.9 million under the 2024 NPA, net of withdraw fees and reimbursed costs.

The principal amount of any Notes issued to Purchaser under the 2024 NPA bear interest at a rate of 14% per annum, payable by the issuer quarterly.

In addition, under the 2024 NPA and upon closing of the IPO, the 2024 Note Purchasers exercised their commitment to purchase an additional 882,353 ordinary shares and 137,040 warrants to ordinary shares in an amount of $15.0 million.

The 2024 Notes are due on November 8, 2028, provided that 2024 Notes may be subject to partial prepayment following the date the annual financial statements of the Company are due to be delivered in accordance with the 2024 Note Purchase Agreement, in an amount equal to 25% of the excess cash flow calculated in accordance with the terms of the 2024 Note Purchase Agreement. Subject to certain conditions specified therein, the 2024 Notes may be voluntarily prepaid at any time.

Under the 2024 NPA, the Company and its subsidiaries are subject to various negative and affirmative covenants, which include, among others, the following: (i) limitations on incurrence of additional financial indebtedness and on grant of liens (subject to certain permitted incurrence of indebtedness); (ii) limitations on investments in, and formation or acquisition of, additional entities or joint ventures; (iii) limitations on the conduct of any material activities other than those related to the development, manufacture and marketing of vision and light control technologies or incidental thereto; (iv) the Company is required to maintain at all times a cash balance of at least $1.5 million; and (v) additional limitations on payments to shareholders of dividends or any indebtedness, and other imitations on change in control as specified in the 2024 NPA. In addition, the 2024 NPA contains events of default customary in such transactions, including non-payment; breach of covenants; breach of representations; bankruptcy, insolvency proceedings and creditors’ process; occurrence of a material adverse event, in each case may be subject to grace or cure periods prescribed by the 2024 NPA.

As of December 31, 2024, the Company meets the conditions above.

Amounts owing under the 2024 Note Purchase Agreement, including the principal, interest and fees payable on any issued 2024 Notes, are secured by first-ranking liens on certain Group’s subsidiaries’ assets.

In connection with the 2024 Note Purchase Agreement, the Company issued to the 2024 Note Purchasers warrants, (hereinafter “the 2024 Note Purchaser Warrants”), to purchase up to 682,282 ordinary shares of the Company that the aforementioned number of Preferred D-5 Shares would have converted into upon the consummation of the IPO if issued prior to the IPO. Upon the completion of the IPO, the number of ordinary shares of the Company issuable under the 2024 Note Purchaser Warrants increased by 137,040. The 2024 Note Purchaser Warrants are exercisable until November 8, 2028 at a price per share equal to $15.61.

The Company applied the Fair Value option to the 2024 NPA, see Note 2(bb).

f.	Other than the loans mentioned above, Vision has entered into multiple loans at the amount of $7,375, of which $3,248 are due within a year. The loans bear interest at rate up to 5.00% (weighted average: 3.12%).

During 2023, following a negotiation between Vision and its lending banks, the principal payments of the majority of Vision’s bank loans between February 2023 to January 2024 has been deferred to January 2024 going forward. The loans’ term has extended by twelve months. The principal amount of the loans deferred was $9.4 million (€9.3 million). The interest on the loans will be paid on an going basis, and was increased by approximately 4%. Most of the changes were accounted for as loan modifications. Since the loans were issued at par, Vision applied the new interest rate as of June 2023 going forward.

g.	As of December 31, 2024, the required annual principal payments of long-term debt, starting from the year 2025, are as follows:

December 31, 2024
2025	$3,622
2026	2,605
2027	1,338
2028 *	27,146
2029 and thereafter	10
Total	$34,721

*	Includes 2024 NPA repayment in the amount of $27 million for the year 2028.